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U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities
Exchange Act of 1934

Date of Report: November 16, 2000
(Date of earliest event reported)

UNITY WIRELESS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	9995	91-1940650
(State or jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employee Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA 98004
(Address of principal executive offices, including zip code)

(800) 337-6642
(Registrant's telephone number, including area code)

    This Form 8-K/A amends the Form 8-K filed by the registrant, Unity Wireless Corporation ("Unity Wireless"), on December 4, 2000, with respect to the acquisition by Unity Wireless of Ultratech Linear Solutions Inc. ("Ultratech") on November 16, 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits
99.1
Attached as Exhibit 99.1 to this Current Report on Form 8-K/A are the audited financial statements for Ultratech for the period April 22 - April 30, 1999 (date of inception to fiscal year end) and for the year ending April 30, 2000.
99.2
Attached as Exhibit 99.2 to this Current Report on Form 8-K/A is the unaudited balance sheet for Ultratech as of September 30, 2000 and the statements of operations and deficit as well as cash flows for the five-month period ending September 30, 2000.
99.3
Attached as Exhibit 99.3 to this Current Report on Form 8-K/A is the Introduction and Notes to the pro forma condensed consolidated balance sheet included in this report as Exhibit 99.4, and the pro forma condensed statements of income included in this report as Exhibits 99.5 and 99.6.
99.4
Attached as Exhibit 99.4 to this Current Report on Form 8-K/A is the pro forma condensed consolidated balance sheet giving effect to the combination of Unity Wireless and Ultratech as of September 30, 2000.
99.5
Attached as Exhibit 99.5 to this Current Report on Form 8-K/A is the pro forma condensed statement of income reflecting the combined operations of Unity Wireless and Ultratech for the year ending December 31, 1999.
99.6
Attached as Exhibit 99.6 to this Current Report on Form 8-K/A is the pro forma condensed statement of income reflecting the combined operations of Unity Wireless and Ultratech for the nine-month period ending September 30, 2000.

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    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY WIRELESS CORPORATION

/s/ ROLAND SARTORIUS (Signature)
ROLAND SARTORIUS (Name)
SECRETARY (Position)
FEBRUARY 13, 2001 (Date)

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EXHIBIT INDEX

99.1	Audited financial statements for Ultratech Linear Solutions Inc. for the period April 22 - April 30, 1999 and for the year ending April 30, 2000.
99.2
Unaudited balance sheet for Ultratech Linear Solutions Inc. as of September 30, 2000 and the statements of operations and deficit as well as cash flows for the five month period ending September 30, 2000.
99.3	Introduction and Notes to pro forma condensed consolidated balance sheet (Exhibit 99.4) and pro forma condensed statements of income (Exhibits 99.5 and 99.6).
99.4	Pro forma condensed consolidated balance sheet giving effect to the combination of Unity Wireless Corporation and Ultratech Linear Solutions Inc. as of September 30, 2000.
99.5	Pro forma condensed statement of income reflecting the combined operations of Unity Wireless Corporation and Ultratech Linear Solutions Inc. for the year ending December 31, 1999.
99.6	Pro forma condensed statement of income reflecting the combined operations of Unity Wireless Corporation and Ultratech Linear Solutions Inc. for the nine month period ending September 30, 2000.

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